================================================================================








                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 JUNE 16, 2003





                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-13894                  34-1807383
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)














================================================================================

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits - The following exhibit is filed as part of this report:

99.1     Press Release dated June 16, 2003


Item 9.  REGULATION FD DISCLOSURE
         On June 16, 2003, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 providing guidance on its second quarter and full year 2003 results.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TRANSPRO, INC.


Date:  June 16, 2003             By:   /s/ Richard A. Wisot
                                      -------------------------------------
                                      Richard A. Wisot
                                      Vice President, Treasurer, Secretary,
                                      and Chief Financial Officer